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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2005


                                 CRDENTIA CORP.

             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-31152                 76-0585701
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


      14114 DALLAS PKWY., SUITE 600
              DALLAS, TEXAS                                              75254
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (972) 850-0780


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

         At a Special Meeting of Stockholders held on January 5, 2005, the stockholders of Crdentia Corp. (the "Company") approved a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the "Certificate of Amendment") of the Company that increases the number of authorized shares of the Company's common stock from 50,000,000 to 150,000,000. On January 6, 2005 the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective upon filing.

         The Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation of Crdentia Corp.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CRDENTIA CORP.

Date: January 7, 2005
                                              By:    /s/ James D. Durham
                                                     ------------------------
                                                     James D. Durham
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX



----------------- --------------------------------------------------------------
EXHIBIT NO.       DESCRIPTION
----------------- --------------------------------------------------------------

3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation of Crdentia Corp.